UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2023

GENESIS GROWTH TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 3 Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	OTCPK: GGAUF	N/A
Class A Ordinary Shares included as part of the units	OTCPK: GGAAF	N/A
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	OTCPK: GGAWF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

The Nasdaq Stock Market LLC (the “Exchange”) has determined to remove from listing the securities of Genesis Growth Tech Acquisition Corp. (the “Company” or “Genesis SPAC”), effective at the opening of the trading session on November 30, 2023. A Form 25 was filed with the SEC on November 20, 2023.

Based on review of information provided by the Company, Nasdaq Staff determined that the Company no longer qualified for listing on the Exchange pursuant to Listing Rules 5452(a)(1) and 5452(a)(2)(C).

The Company was notified of the Staff determination on July 14, 2023.

On July 21, 2023, the Company exercised its right to appeal the Staff determination to the Listing Qualifications Hearings Panel (Panel) pursuant to Rule 5815. A Panel hearing was held on September 14, 2023. On October 2, 2023, upon review of the information provided by the Company, the Panel issued a decision denying the Company continued listing and notified the Company that trading in the Company securities would be suspended on July 25, 2023.

The Company did not appeal the Panel decision to the Nasdaq Listing and Hearing Review Council (Council) and the Council did not call the matter for review. The Staff determination to delist the Company became final on November 16, 2023.

The Company’s units, ordinary shares and warrants now trade on the OTC under the symbols OTCPK: GGAUF, GGAAF and GGAWF, respectively.

Additional Information and Where to Find It

On November 20, 2023, Genesis SPAC), entered into that certain Contribution and Business Combination Agreement (the “Agreement”), by and between Genesis SPAC and Genesis Growth Tech LLC, a Cayman Islands limited liability company (“Genesis Sponsor”), pursuant to which, among other things, (a) Genesis Sponsor will contribute, transfer, convey, assign and deliver to Genesis SPAC all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor pursuant to that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under the Patent Purchase Agreement, and (b) Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share certain revenues with MindMaze, on the terms and subject to the conditions set forth in the Patent Purchase Agreement. In connection with the proposed transaction, Genesis SPAC intends to file relevant materials with the SEC, including a when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, Genesis SPAC will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the meeting of shareholders relating to the transaction. INVESTORS AND SHAREHOLDERS OF GENESIS SPAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT GENESIS SPAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GENESIS SPAC, GENESIS SPONSOR AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Genesis SPAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Genesis SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from Genesis SPAC’s shareholders with respect to the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in Genesis SPAC will be included in the proxy statement for the proposed transaction and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available. Information about Genesis SPAC’s directors and executive officers and their ownership of Genesis SPAC common stock is set forth in Genesis SPAC’s prospectus, dated December 8, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed by Genesis SPAC with the SEC on June 20, 2023 and amended on July 13, 2023. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge at the SEC’s website (www.sec.gov).

Genesis Sponsor and its managers and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Genesis SPAC in connection with the proposed transaction. A list of the names of such managers and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Agreement, including the benefits of the Transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the post-transaction company, and the expected timing of the proposed transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Genesis SPAC’s and Genesis Sponsor’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following:

(1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Agreement;

(2) the outcome of any legal proceedings that may be instituted against Genesis SPAC or Genesis Sponsor following the announcement of the Agreement and the transactions contemplated therein;

(3) the inability to complete the proposed transaction, including due to failure to obtain approval of the shareholders of Genesis SPAC or certain regulatory approvals, or satisfy other conditions to closing in the Agreement;

(4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close;

(5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction;

(6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of Genesis SPAC to grow and manage growth profitably;

(7) costs related to the proposed transaction;

(8) changes in applicable laws or regulations;

(9) the possibility that Genesis SPAC or Genesis Sponsor may be adversely affected by other economic, business, and/or competitive factors;

(10) risks related to the organic and inorganic growth of Genesis SPAC’s business and the timing of expected business milestones;

(11) the amount of redemption requests made by Genesis SPAC’s shareholders; and

(12) other risks and uncertainties indicated from time to time in the final prospectus of Genesis SPAC for its initial public offering dated December 8, 2021 filed with the SEC and the preliminary proxy statement/prospectus, and when available, a definitive proxy statement and final prospectus relating to the proposed transaction, including those under “Risk Factors” therein, and in Genesis SPAC’s other filings with the SEC. Genesis SPAC cautions that the foregoing list of factors is not exclusive. Genesis SPAC and Genesis Sponsor caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Genesis SPAC and Genesis Sponsor do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Genesis Sponsor nor Genesis SPAC gives any assurance that either Genesis Sponsor or Genesis SPAC, or the post-transaction company, will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Before making any voting decision, investors and security holders of Genesis SPAC and Genesis Sponsor are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS GROWTH TECH ACQUISITION CORP.

Date: November 24, 2023	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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